                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 (X)
Filed by a Party other than the Registrant              ( )

Check the appropriate box:

( )     Preliminary Proxy Statement
( )     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
( )     Definitive Proxy Statement
(X)     Definitive Additional Materials
( )     Soliciting Material Pursuant to Rule 14a-12

                               HSBC ADVISOR FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)   Title of each class of securities to which transaction applies:______
      2)   Aggregate number of securities to which transaction applies:_________
      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______
      4)   Proposed maximum aggregate value of transaction:_____________________
      5)   Total fee paid:______________________________________________________
( )   Fee paid with preliminary materials.
( )   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:______________________________________________
      2)   Form, Schedule or Registration Statement No.:________________________
      3)   Filing Party:________________________________________________________
      4)   Date Filed:__________________________________________________________

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
 HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
(each a Series of HSBC Investor Funds)

HSBC INVESTOR CORE PLUS FIXED INCOME FUND (ADVISOR)
(a Series of HSBC Advisor Funds Trust)

Important Proxy
News

PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the special meeting of shareholders for the funds listed above, scheduled for August 27, 2009. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-612-1825. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.

For your convenience, please utilize any of the following methods to submit your voting instructions:

1. By Internet.

Visit the website located on your voting card and follow the simple on-screen instructions.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your voting instructions, so they may be received in time for the meeting.

If you have already submitted voting instructions by utilizing one of these methods, then you do not need to take any action.

WE NEED YOUR HELP. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS TODAY!

R1Z50200/01-20446

Every Shareholder’s vote is important

Your Proxy Vote is important!

And now you can Vote your Proxy on the Phone or the Internet.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

Proxy	HSBC Investor Core Plus Fixed Income Fund Notice of Special Meeting of Shareholders To be held on August 27, 2009	Proxy

The undersigned holder of shares of HSBC Investor Core Plus Fixed Income Fund (“Core Plus Fixed Income Fund”), a series of HSBC Investor Funds (the “Trust”) hereby appoints Jennifer A. English and F. Martin Fox, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Citi Fund Services Ohio, Inc., at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on August 27, 2009 at 10:00 a.m., Eastern Time and any and all adjournments thereof (the “Special Meeting”), and thereat to vote all shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on August 27, 2009.

This proxy is solicited on behalf of the Fund’s Board of Trustees.

Vote via the Telephone: 1-866-241-6192
Vote via the Internet: www.proxy-direct.com

999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	HSBCC01_20446_072209

Every Shareholder’s vote is important

Important Notice Regarding the Availability of Proxy Materials for the HSBC Funds
Shareholder Meeting to Be Held on August 27, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/hsb20446

Please sign, date and return your
Proxy today

Please detach at perforation before mailing.

This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. If no specification is made, this Proxy will be voted “FOR” the proposal described herein and, in the discretion of the Proxies, upon such other business as may properly come before the Meeting.

Please mark vote as in this example:

Proposal 1(A).

To approve an Agreement and Plan of Reorganization providing for the (i) transfer of substantially all of the assets of the HSBC Investor Core Plus Fixed Income Fund, a series of HSBC Investor Funds, to the Franklin Total Return Fund (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A and Class C shares of beneficial interest of the Franklin Total Return Fund, and (ii) distribution of such shares to Class A, Class B, and Class C shareholders of the HSBC Investor Core Plus Fixed Income Fund in connection with its liquidation.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

HSBCC01_20446_072209

Every Shareholder’s vote is important

Your Proxy Vote is important!

And now you can Vote your Proxy on the Phone or the Internet.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

Proxy	HSBC Investor Core Plus Fixed Income Fund Notice of Special Meeting of Shareholders To be held on August 27, 2009	Proxy

The undersigned holder of shares of HSBC Investor Core Plus Fixed Income Fund (“Core Plus Fixed Income Fund”), a series of HSBC Advisor Funds (the “Trust”) hereby appoints Jennifer A. English and F. Martin Fox, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Citi Fund Services Ohio, Inc., at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on August 27, 2009 at 10:00 a.m., Eastern Time and any and all adjournments thereof (the “Special Meeting”), and thereat to vote all shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on August 27, 2009.

This proxy is solicited on behalf of the Fund’s Board of Trustees.

Vote via the Telephone: 1-866-241-6192
Vote via the Internet: www.proxy-direct.com

999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	HSBCC02_20446_072209

Every Shareholder’s vote is important

Important Notice Regarding the Availability of Proxy Materials for the HSBC Funds
Shareholder Meeting to Be Held on August 27, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/hsb20446

Please sign, date and return your
Proxy today

Please detach at perforation before mailing.

This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. If no specification is made, this Proxy will be voted “FOR” the proposal described herein and, in the discretion of the Proxies, upon such other business as may properly come before the Meeting.

Please mark vote as in this example:

Proposal 1(B).

To approve an Agreement and Plan of Reorganization providing for the (i) transfer of substantially all of the assets of the HSBC Investor Core Plus Fixed Income Fund (Advisor), a series of HSBC Advisor Funds Trust, to the Franklin Total Return Fund (subject to the retention of certain assets to discharge liabilities) in exchange solely for Advisor Class shares of beneficial interest of the Franklin Total Return Fund, and (ii) distribution of such shares to Class I shareholders of the HSBC Investor Core Plus Fixed Income Fund (Advisor) in connection with its liquidation.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

HSBCC02_20446_072209

Every Shareholder’s vote is important

Your Proxy Vote is important!

And now you can Vote your Proxy on the Phone or the Internet.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

Proxy	HSBC Investor Intermediate Duration Fixed Income Fund Notice of Special Meeting of Shareholders To be held on August 27, 2009	Proxy

The undersigned holder of shares of HSBC Investor Intermediate Duration Fixed Income Fund (“Intermediate Duration Fixed Income Fund”), a series of HSBC Investor Funds (the “Trust”) hereby appoints Jennifer A. English and F. Martin Fox, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Citi Fund Services Ohio, Inc., at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on August 27, 2009 at 10:00 a.m., Eastern Time and any and all adjournments thereof (the “Special Meeting”), and thereat to vote all shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on August 27, 2009.

This proxy is solicited on behalf of the Fund’s Board of Trustees.

Vote via the Telephone: 1-866-241-6192
Vote via the Internet: www.proxy-direct.com

999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	HSBCINT_20446_072209

Every Shareholder’s vote is important

Important Notice Regarding the Availability of Proxy Materials for the HSBC Funds
Shareholder Meeting to Be Held on August 27, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/hsb20446

Please sign, date and return your
Proxy today

Please detach at perforation before mailing.

This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. If no specification is made, this Proxy will be voted “FOR” the proposal described herein and, in the discretion of the Proxies, upon such other business as may properly come before the Meeting.

Please mark vote as in this example:

Proposal 2.	To approve an Agreement and Plan of Reorganization providing for the (i) transfer of substantially all of the assets of the HSBC Investor Intermediate Duration Fixed Income Fund to the Franklin Total Return Fund (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A and C and Advisor Class shares of beneficial interest of the Franklin Total Return Fund, and (ii) distribution of such shares to shareholders of the HSBC Investor Intermediate Duration Fixed Income Fund in connection with its liquidation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

HSBCINT_20446_072209

Every Shareholder’s vote is important

Your Proxy Vote is important!

And now you can Vote your Proxy on the Phone or the Internet.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

Proxy	HSBC Investor New York Tax-Free Bond Fund Notice of Special Meeting of Shareholders To be held on August 27, 2009	Proxy

The undersigned holder of shares of HSBC Investor New York Tax-Free Bond Fund (“New York Tax-Free Bond Fund”), a series of HSBC Investor Funds (the “Trust”) hereby appoints Jennifer A. English and F. Martin Fox, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Citi Fund Services Ohio, Inc., at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on August 27, 2009 at 10:00 a.m., Eastern Time and any and all adjournments thereof (the “Special Meeting”), and thereat to vote all shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on August 27, 2009.

This proxy is solicited on behalf of the Fund’s Board of Trustees.

Vote via the Telephone: 1-866-241-6192
Vote via the Internet: www.proxy-direct.com

999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	HSBCNYT_20446_072209

Every Shareholder’s vote is important

Important Notice Regarding the Availability of Proxy Materials for the HSBC Funds
Shareholder Meeting to Be Held on August 27, 2009.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/hsb20446

Please sign, date and return your
Proxy today

Please detach at perforation before mailing.

This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. If no specification is made, this Proxy will be voted “FOR” the proposal described herein and, in the discretion of the Proxies, upon such other business as may properly come before the Meeting.

Please mark vote as in this example:

Proposal 3.	To approve an Agreement and Plan of Reorganization providing for the (i) transfer of substantially all of the assets of the HSBC Investor New York Tax-Free Bond Fund to the Franklin New York Intermediate-Term Tax-Free Income Fund (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A and C and Advisor Class shares of beneficial interest of the Franklin New York Intermediate-Term Tax-Free Income Fund, and (ii) distribution of such shares to shareholders of the HSBC Investor New York Tax-Free Bond Fund in connection with its liquidation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

HSBCNYT_20446_072209